Exhibit 99.13

                             EMPIRE GLOBAL CORP.
                             (the "Corporation")

                          IMPROPER PAYMENTS POLICY


Background

The Company conducts itsr business practices within the law and with the utmost of integrity and ethical standards. In this regard, the Company shall comply with the Corruption of Foreign Public Officials Act (Canada), the Foreign Corrupt Practices Act of 1977 (USA) and all other applicable laws or regulations of similar intent.

Individuals are prohibited from exercising any form of undue influence on suppliers, associates, customers, prospective employees or others with whom the Company may be negotiating or participating in a business relationship. Undue influence includes the furnishing of gifts, favours, personal advantages or benefits of any kind other than those that have nominal value only, and may be made as a generally accepted business practice within the law and in such a form as would not be a source of embarrassment or difficulty to the Company, or to the recipient, were the matter subsequently disclosed to the public.

Individuals shall not:

    - seek or accept (personally or for others) any payments, loans, services, benefits or gifts of other than nominal value from any organization doing or seeking to do business with the Company. An item of nominal value is one which would not affect personal judgement, is not normally saleable, is designed primarily for advertising or marketing, represents cordial relations only, or will become the property of the Company. Meals, sports tickets or entertainment of modest cost, limited duration and of a business nature appropriate to the individual's position are acceptable when they are offered as a means of establishing business relationships or conducting business less formally;

    - use or disclose for personal gain any information, decisions, findings, plans, bids, or other matters concerning the Company which have not become public knowledge;

    - acquire or dispose of any business interest (including publicly traded shares) by reason of having information which was obtained from the Company and was not, at the time of the proposed acquisition or disposal, publicly disclosed; or

    - use, or cause to be used, the individual's position or the Company's name to obtain benefits for, or from, an unaffiliated organization without permission of Empire's President & C.E.O.

In furtherance of the foregoing and in keeping with the Company's "Best Practice" initiatives, the Company adopts the following Improper Payments
Guidelines:


Definitions

    (a) "Bribe" means where one party gives or offers another party, directly or through an intermediary, any reward, advantage or benefit of any kind,


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    in order to influence the making, or not making, or implementation of a decision or act by the party concerned.

    (b) "Company" means EMPIRE GLOBAL CORP. carrying on business as Empire and its affiliates.

    (c) "Contractor" means a person, firm or corporation who supplies materials, labor or services to the Company.

    (d) "Employee" means an officer, director, employee and consultant of the Company.

    (e) "Facilitating Payment" means a payment made solely to expedite or secure the performance of the following routine government actions only:

        (i) obtaining licenses, permits and other official documents to qualify to do business in a country;

        (ii) processing governmental papers, such as visas and work orders;

        (iii) providing police protection, mail services and inspection of goods or of contract performance;

        (iv) providing telephone service, utilities, loading or unloading cargo and protecting perishable goods from deteriorating.

    (f) "Improper Payment" means a Bribe, Kickback or an unreported Facilitating Payment.

    (g) "Kickback" means the payment or receipt of a portion of, or a payment related to, a contract payment. This includes a gift of greater than nominal value received from a Contractor, its employees, agents or other representatives or given to a Contractor or any of its employees, agents or other representatives.

    (h) "Public Official" means any officer or employee of a government or any of its agencies or a government corporation, or any person acting in an official capacity for any such entity and includes relatives of any such person.


Bribes

The Company and its Employees shall not, directly or indirectly:
    (a) offer or give a Bribe and any demands for a Bribe shall be rejected; or

    (b) pay or offer anything of value to a Public Official, political party, party official or political candidate in order to influence corruptly any act within the recipient's official capacity, or to induce the recipient to violate his lawful duty, or to induce the recipient to use his influence with a Public Official or a government to effect or influence any act or decision of such Public Official or government for the purpose of obtaining, retaining or directing business; or

    (c) request or accept a Bribe.






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Kickbacks

The Company, its Employees and its agents shall not, either directly or indirectly, pay any Kickback to, or accept any Kickback from, a Contractor or the agents, employees or other representatives of a Contractor or utilize other techniques, such as subcontracts, purchase orders or consulting agreements, to make payments to or receive payments from a Contractor or its agents, employees or other representatives in contravention of the foregoing prohibition. The prohibition contained herein shall not apply to bona fide transactions entered into with the prior written approval of the President & C.E.O. of Empire.


Facilitating Payments

    (a) The Company discourages the use of Facilitating Payments. However, where deemed necessary by the President & C.E.O., and, notwithstanding sections 2(a) or (b) above, Facilitating Payments may only be made in the following circumstances:

        (i) the payment falls strictly within the definition of a Facilitating Payment;

        (ii) due diligence has been conducted to ensure that both the payment and its amount are absolutely necessary to conduct the Company's business;

        (iii) the payment has been properly recorded in reasonable detail which accurately and fairly reflects the transaction and includes such information as the amount paid and the purpose of and authorization for such payment;

        (iv) any such payments have been reported on a quarterly basis to the Board of Directors of the Company;

        (v) such payment is permitted or required under the laws of the country for which the Public Official performs duties or functions.

    (b) The President & C.E.O. of the Company shall administer the policy on Facilitating Payments. The President & C.E.O. shall fully comply with the above requirements and shall act in the best interests of the Company at all times.


Contractors

All Contractors of the Company shall be provided with a copy of this Policy. Each agreement between the Company and a Contractor shall include a provision that the Contractor must abide by this Policy in the conduct of the services and supply of all goods contemplated in such agreement.


Employment of Public Officials

No Public Official shall be employed by the Company, unless:

    (a) The President & C.E.O. of the Company has satisfied himself that such employment is lawful in the country concerned; and




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    (b) The President & C.E.O. of the Company has determined that the services to be rendered to the Company do not conflict with the governmental duties of such person.


Compliance

    (a) Management of Empire shall be responsible for the appropriate dissemination of this Policy and the procurement of a signed Statement of Compliance in the form attached as Exhibit "A" each year from each appropriate person.

    (b) Any Employee who becomes aware of any current, prior or potential violation of the provisions hereof is encouraged to contact the Chair of the Audit Committee of the Company as soon as possible. Determination of whether a particular payment or action is in violation of the provisions hereof shall be made by the Board of Directors of the Company. Any Employee making a bona fide report of an alleged violation shall be fully protected under the Whistleblower Protection Policy of the Company.

    (c) Employees who encounter circumstances where they are uncertain of the appropriate action or response should contact the President & C.E.O. or any director of the Company.






































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                                EXHIBIT "A"

                             EMPIRE GLOBAL CORP.
                          IMPROPER PAYMENTS POLICY



1.  Have you read the Company's Improper Payments Policy within the past
    12 months?

        Yes []      No  []


2. Do you understand the Company's Improper Payments Policy? If the answer is "No", please contact the Chief Financial Officer for clarification.

        Yes []      No  []


3. To the best of your knowledge, after reasonable inquiry, are you aware of any violation of such Improper Payments Policy that has occurred within the past 12 months?

        Yes []      No  []


4.  If you answer to question 3 above is "yes", please give full details.







Date: ______________________                ______________________
                                            Signature

                                            ______________________
                                            Print Name

                                            ______________________
                                            Position